EXHIBIT 24 (b) (10)(b)

                                POWERS OF ATTORNEY


                                             POWER OF ATTORNEY

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                                            VARIABLE ACCUMULATION ACCOUNT

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o        The Big Edge Choice(R)                                                  333-87376            811-08914
o        The Phoenix Edge(R) - VA
o        Phoenix Spectrum Edge(SM)
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o        Retirement Planner's Edge                                               333-78761            811-08914
o        Freedom's Edge(SM)
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o        Phoenix Premium Edge(R)                                                 333-95611            811-08914
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o        Phoenix Income Choice(R)                                                333-48140            811-08914
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o        Phoenix Investor's Edge(R)                                              333-68164            811-08914
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o        Phoenix Asset Manager                                                   333-82912            811-08914
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o        Phoenix Dimensions                                                      333-123040           811-08914
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                                           VARIABLE UNIVERSAL LIFE ACCOUNT

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o        Flex Edge Success(R)                                                    333-65823            811-09065
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o        The Phoenix Edge(R) - SVUL                                              333-76778            811-09065
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o        The Phoenix Edge(R) - VUL                                               333-81458            811-09065
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o        Phoenix Express VUL(SM)                                                 333-119916           811-09065
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         The undersigned, being a director of PHL VARIABLE INSURANCE COMPANY, does hereby constitute and appoint each of Tracy L. Rich, John H. Beers and Kathleen A. McGah as his true and lawful attorneys and agents, and each of them, with full power to act without the others, is hereby authorized, empowered and directed to take all action necessary, on behalf of PHL Variable Insurance Company, in the capacity indicated below, in order to comply with the Securities Act of 1933, the Investment Company Act of 1940 and any other applicable federal laws, including the filing of registration statements, any amendments to registration statements and undertakings, any applications for exemptions from the Investment Company Act of 1940 relating to securities sold by PHL Variable Insurance Company or any of its separate accounts, and any or all amendments to the foregoing as such attorneys and agents shall deem necessary or appropriate. The undersigned hereby ratifies and confirms his respective signature as it may be signed by said attorneys and agents. This instrument shall not be affected by my subsequent disability or incompetence.

         I hereby declare that a photostatic, xerographic or similar copy of this original instrument shall be as effective as the original thereof.

         I hereby further revoke any and all powers of attorney previously given by me with respect to said registration statement, provided that this revocation shall not affect the exercise of such power prior to the date hereof.

         This power of attorney shall remain in full force and effect until the undersigned is no longer a director of PHL Variable Insurance Company, unless earlier revoked by the undersigned in a signed writing delivered to the foregoing attorneys-in-fact.

         IN WITNESS WHEREOF, the undersigned has duly executed this power of attorney on the 20th day of February, 2007.


                      /s/ Michael E. Haylon
                      --------------------------------------------------------
                                         Michael E. Haylon

                                             POWER OF ATTORNEY

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                                            VARIABLE ACCUMULATION ACCOUNT
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o        The Big Edge Choice(R)                                                  333-87376            811-08914
o        The Phoenix Edge(R) - VA
o        Phoenix Spectrum Edge(SM)
---------------------------------------------------------------------------- ------------------- ---------------------
o        Retirement Planner's Edge                                               333-78761            811-08914
o        Freedom's Edge(SM)
---------------------------------------------------------------------------- ------------------- ---------------------
o        Phoenix Premium Edge(R)                                                 333-95611            811-08914
---------------------------------------------------------------------------- ------------------- ---------------------
o        Phoenix Income Choice(R)                                                333-48140            811-08914
---------------------------------------------------------------------------- ------------------- ---------------------
o        Phoenix Investor's Edge(R)                                              333-68164            811-08914
---------------------------------------------------------------------------- ------------------- ---------------------
o        Phoenix Asset Manager                                                   333-82912            811-08914
---------------------------------------------------------------------------- ------------------- ---------------------
o        Phoenix Dimensions                                                      333-123040           811-08914
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                                           VARIABLE UNIVERSAL LIFE ACCOUNT
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o        Flex Edge Success(R)                                                    333-65823            811-09065
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o        The Phoenix Edge(R) - SVUL                                              333-76778            811-09065
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o        The Phoenix Edge(R) - VUL                                               333-81458            811-09065
---------------------------------------------------------------------------- ------------------- ---------------------
o        Phoenix Express VUL(SM)                                                 333-119916           811-09065
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         The undersigned, being a director of PHL VARIABLE INSURANCE COMPANY, does hereby constitute and appoint each of Tracy L. Rich, John H. Beers and Kathleen A. McGah as his true and lawful attorneys and agents, and each of them, with full power to act without the others, is hereby authorized, empowered and directed to take all action necessary, on behalf of PHL Variable Insurance Company, in the capacity indicated below, in order to comply with the Securities Act of 1933, the Investment Company Act of 1940 and any other applicable federal laws, including the filing of registration statements, any amendments to registration statements and undertakings, any applications for exemptions from the Investment Company Act of 1940 relating to securities sold by PHL Variable Insurance Company or any of its separate accounts, and any or all amendments to the foregoing as such attorneys and agents shall deem necessary or appropriate. The undersigned hereby ratifies and confirms his respective signature as it may be signed by said attorneys and agents. This instrument shall not be affected by my subsequent disability or incompetence.

         I hereby declare that a photostatic, xerographic or similar copy of this original instrument shall be as effective as the original thereof.

         I hereby further revoke any and all powers of attorney previously given by me with respect to said registration statement, provided that this revocation shall not affect the exercise of such power prior to the date hereof.

         This power of attorney shall remain in full force and effect until the undersigned is no longer a director of PHL Variable Insurance Company, unless earlier revoked by the undersigned in a signed writing delivered to the foregoing attorneys-in-fact.

         IN WITNESS WHEREOF, the undersigned has duly executed this power of attorney on the 26th day of February, 2007.



                     /s/ Philip K. Polkinghorn
                     --------------------------------------------------------
                                      Philip K. Polkinghorn

                                             POWER OF ATTORNEY

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                                            VARIABLE ACCUMULATION ACCOUNT
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o        The Big Edge Choice(R)                                                  333-87376            811-08914
o        The Phoenix Edge(R) - VA
o        Phoenix Spectrum Edge(SM)
---------------------------------------------------------------------------- ------------------- ---------------------
o        Retirement Planner's Edge                                               333-78761            811-08914
o        Freedom's Edge(SM)
---------------------------------------------------------------------------- ------------------- ---------------------
o        Phoenix Premium Edge(R)                                                 333-95611            811-08914
---------------------------------------------------------------------------- ------------------- ---------------------
o        Phoenix Income Choice(R)                                                333-48140            811-08914
---------------------------------------------------------------------------- ------------------- ---------------------
o        Phoenix Investor's Edge(R)                                              333-68164            811-08914
---------------------------------------------------------------------------- ------------------- ---------------------
o        Phoenix Asset Manager                                                   333-82912            811-08914
---------------------------------------------------------------------------- ------------------- ---------------------
o        Phoenix Dimensions                                                      333-123040           811-08914
----------------------------------------------------------------------------------------------------------------------
                                           VARIABLE UNIVERSAL LIFE ACCOUNT
----------------------------------------------------------------------------------------------------------------------
o        Flex Edge Success(R)                                                    333-65823            811-09065
---------------------------------------------------------------------------- ------------------- ---------------------
o        The Phoenix Edge(R) - SVUL                                              333-76778            811-09065
---------------------------------------------------------------------------- ------------------- ---------------------
o        The Phoenix Edge(R) - VUL                                               333-81458            811-09065
---------------------------------------------------------------------------- ------------------- ---------------------
o        Phoenix Express VUL(SM)                                                 333-119916           811-09065
---------------------------------------------------------------------------- ------------------- ---------------------

         The undersigned, being a director of PHL VARIABLE INSURANCE COMPANY, does hereby constitute and appoint each of Tracy L. Rich, John H. Beers and Kathleen A. McGah as his true and lawful attorneys and agents, and each of them, with full power to act without the others, is hereby authorized, empowered and directed to take all action necessary, on behalf of PHL Variable Insurance Company, in the capacity indicated below, in order to comply with the Securities Act of 1933, the Investment Company Act of 1940 and any other applicable federal laws, including the filing of registration statements, any amendments to registration statements and undertakings, any applications for exemptions from the Investment Company Act of 1940 relating to securities sold by PHL Variable Insurance Company or any of its separate accounts, and any or all amendments to the foregoing as such attorneys and agents shall deem necessary or appropriate. The undersigned hereby ratifies and confirms his respective signature as it may be signed by said attorneys and agents. This instrument shall not be affected by my subsequent disability or incompetence.

         I hereby declare that a photostatic, xerographic or similar copy of this original instrument shall be as effective as the original thereof.

         I hereby further revoke any and all powers of attorney previously given by me with respect to said registration statement, provided that this revocation shall not affect the exercise of such power prior to the date hereof.

         This power of attorney shall remain in full force and effect until the undersigned is no longer a director of PHL Variable Insurance Company, unless earlier revoked by the undersigned in a signed writing delivered to the foregoing attorneys-in-fact.

         IN WITNESS WHEREOF, the undersigned has duly executed this power of attorney on the 21st day of February, 2007.




                    /s/ James D. Wehr
                    --------------------------------------------------------
                                         James D. Wehr

                                             POWER OF ATTORNEY
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                                            VARIABLE ACCUMULATION ACCOUNT
---------------------------------------------------------------------------- ------------------- ---------------------
o        The Big Edge Choice(R)                                                  333-87376            811-08914
o        The Phoenix Edge(R) - VA
o        Phoenix Spectrum Edge(SM)
---------------------------------------------------------------------------- ------------------- ---------------------
o        Retirement Planner's Edge                                               333-78761            811-08914
o        Freedom's Edge(SM)
---------------------------------------------------------------------------- ------------------- ---------------------
o        Phoenix Premium Edge(R)                                                 333-95611            811-08914
---------------------------------------------------------------------------- ------------------- ---------------------
o        Phoenix Income Choice(R)                                                333-48140            811-08914
---------------------------------------------------------------------------- ------------------- ---------------------
o        Phoenix Investor's Edge(R)                                              333-68164            811-08914
---------------------------------------------------------------------------- ------------------- ---------------------
o        Phoenix Asset Manager                                                   333-82912            811-08914
---------------------------------------------------------------------------- ------------------- ---------------------
o        Phoenix Dimensions                                                      333-123040           811-08914
----------------------------------------------------------------------------------------------------------------------
                                           VARIABLE UNIVERSAL LIFE ACCOUNT
----------------------------------------------------------------------------------------------------------------------
o        Flex Edge Success(R)                                                    333-65823            811-09065
---------------------------------------------------------------------------- ------------------- ---------------------
o        The Phoenix Edge(R) - SVUL                                              333-76778            811-09065
---------------------------------------------------------------------------- ------------------- ---------------------
o        The Phoenix Edge(R) - VUL                                               333-81458            811-09065
---------------------------------------------------------------------------- ------------------- ---------------------
o        Phoenix Express VUL(SM)                                                 333-119916           811-09065
---------------------------------------------------------------------------- ------------------- ---------------------

         The undersigned, being the Chief Financial Officer of PHL VARIABLE INSURANCE COMPANY, does hereby constitute and appoint each of Tracy L. Rich, John H. Beers and Kathleen A. McGah as his true and lawful attorneys and agents, and each of them, with full power to act without the others, is hereby authorized, empowered and directed to take all action necessary, on behalf of PHL Variable Insurance Company, in the capacity indicated below, in order to comply with the Securities Act of 1933, the Investment Company Act of 1940 and any other applicable federal laws, including the filing of registration statements, any amendments to registration statements and undertakings, any applications for exemptions from the Investment Company Act of 1940 relating to securities sold by PHL Variable Insurance Company or any of its separate accounts, and any or all amendments to the foregoing as such attorneys and agents shall deem necessary or appropriate. The undersigned hereby ratifies and confirms his respective signature as it may be signed by said attorneys and agents. This instrument shall not be affected by my subsequent disability or incompetence.

         I hereby declare that a photostatic, xerographic or similar copy of this original instrument shall be as effective as the original thereof.

         I hereby further revoke any and all powers of attorney previously given by me with respect to said registration statement, provided that this revocation shall not affect the exercise of such power prior to the date hereof.

         This power of attorney shall remain in full force and effect until the undersigned is no longer a director of PHL Variable Insurance Company, unless earlier revoked by the undersigned in a signed writing delivered to the foregoing attorneys-in-fact.

         IN WITNESS WHEREOF, the undersigned has duly executed this power of attorney on the 26th day of March, 2007.




            /s/ Michael E. Haylon
            --------------------------------------------------------
                               Michael E. Haylon

                                              POWER OF ATTORNEY
----------------------------------------------------------------------------------------------------------------------
                                            VARIABLE ACCUMULATION ACCOUNT
---------------------------------------------------------------------------- ------------------- ---------------------
o        The Big Edge Choice(R)                                                  333-87376            811-08914
o        The Phoenix Edge(R) - VA
o        Phoenix Spectrum Edge(SM)
---------------------------------------------------------------------------- ------------------- ---------------------
o        Retirement Planner's Edge                                               333-78761            811-08914
o        Freedom's Edge(SM)
---------------------------------------------------------------------------- ------------------- ---------------------
o        Phoenix Premium Edge(R)                                                 333-95611            811-08914
---------------------------------------------------------------------------- ------------------- ---------------------
o        Phoenix Income Choice(R)                                                333-48140            811-08914
---------------------------------------------------------------------------- ------------------- ---------------------
o        Phoenix Investor's Edge(R)                                              333-68164            811-08914
---------------------------------------------------------------------------- ------------------- ---------------------
o        Phoenix Asset Manager                                                   333-82912            811-08914
---------------------------------------------------------------------------- ------------------- ---------------------
o        Phoenix Dimensions                                                      333-123040           811-08914
----------------------------------------------------------------------------------------------------------------------
                                           VARIABLE UNIVERSAL LIFE ACCOUNT

----------------------------------------------------------------------------------------------------------------------
o        Flex Edge Success(R)                                                    333-65823            811-09065
---------------------------------------------------------------------------- ------------------- ---------------------
o        The Phoenix Edge(R) - SVUL                                              333-76778            811-09065
---------------------------------------------------------------------------- ------------------- ---------------------
o        The Phoenix Edge(R) - VUL                                               333-81458            811-09065
---------------------------------------------------------------------------- ------------------- ---------------------
o        Phoenix Express VUL(SM)                                                 333-119916           811-09065
----------------------------------------------------------------------------------------------------------------------

         The undersigned, being the Chief Accounting Officer of PHL VARIABLE INSURANCE COMPANY, does hereby constitute and appoint each of Tracy L. Rich, John H. Beers and Kathleen A. McGah as her true and lawful attorneys and agents, and each of them, with full power to act without the others, is hereby authorized, empowered and directed to take all action necessary, on behalf of PHL Variable Insurance Company, in the capacity indicated below, in order to comply with the Securities Act of 1933, the Investment Company Act of 1940 and any other applicable federal laws, including the filing of registration statements, any amendments to registration statements and undertakings, any applications for exemptions from the Investment Company Act of 1940 relating to securities sold by PHL Variable Insurance Company or any of its separate accounts, and any or all amendments to the foregoing as such attorneys and agents shall deem necessary or appropriate. The undersigned hereby ratifies and confirms his respective signature as it may be signed by said attorneys and agents. This instrument shall not be affected by my subsequent disability or incompetence.

         I hereby declare that a photostatic, xerographic or similar copy of this original instrument shall be as effective as the original thereof.

         I hereby further revoke any and all powers of attorney previously given by me with respect to said registration statement, provided that this revocation shall not affect the exercise of such power prior to the date hereof.

         This power of attorney shall remain in full force and effect until the undersigned is no longer an officer of PHL Variable Insurance Company, unless earlier revoked by the undersigned in a signed writing delivered to the foregoing attorneys-in-fact.

         IN WITNESS WHEREOF, the undersigned has duly executed this power of attorney on the 26th day of March, 2007.




               /s/ Katherine P. Cody
               --------------------------------------------------------
                                  Katherine P. Cody